UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
February 13, 2007 (February 7, 2007)
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 8, 2007, Targa Resources Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Targa Resources, Inc. (“Targa”), Targa Resources GP LLC (“GP LLC”), Targa Resources Operating LP (“Operating LP”), Targa Resources Operating GP LLC (“Operating GP LLC”) and the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 16,800,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $21.00 per Common Unit ($19.7925 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 2,520,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
     In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     The underwriters have performed from time to time and are performing investment banking and advisory services for Targa Resources, Inc. (“Targa”) and its affiliates for which they have received and will receive customary fees and expenses. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximate 6.6% fully diluted, indirect ownership interest in Targa. Affiliates of Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC are lenders under Targa’s credit facility, a portion of which will be repaid using the net proceeds from this offering that are paid to Targa. In addition, affiliates of some of the underwriters are lenders under the Partnership’s new credit facility.
     The Partnership has entered into swap transactions with affiliates of Goldman, Sachs, & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC. The Partnership has agreed to pay these counterparties a fee in an amount it believes to be customary in connection with these transactions.
     In addition, the underwriters or their affiliates may, from time to time, engage in other transactions with and perform other services for Targa or the Partnership in the ordinary course of their business.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 8, 2007, Messrs. James W. Whalen, Peter R. Kagan, Chansoo Joung, Robert B. Evans, Barry R. Pearl and William D. Sullivan were appointed by Targa to the board of directors of the GP LLC, the general partner of the Partnership. This appointment was effective upon the effectiveness of the Partnership’s Registration Statement on Form S-1 relating to the public offer and sale of the Common Units pursuant to the Underwriting Agreement.
     There is no arrangement or understanding between any of Messrs. Whalen, Kagan, Joung, Evans, Pearl and Sullivan and any other persons pursuant to which they were selected as directors. Mr. Whalen is employed as an officer of GP LLC.
     Messrs. Evans, Pearl and Sullivan will serve as the initial independent members of the both the audit committee and the conflicts committee of GP LLC.
     There are no relationships between any of Messrs. Whalen, Kagan, Joung, Evans, Pearl and Sullivan and the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.
     On February 8, 2007, Mr. Jeffrey J. McParland resigned as a director GP LLC.
     On February 7, 2007, the Board of Directors (the “GP Board”) of GP LLC approved the Targa Resources Partners Long-Term Incentive Plan (the “MLP Plan”). The MLP Plan is administered by the GP Board. Administration of the MLP Plan may be delegated to the compensation committee of the GP Board if one is established. On February 7, 2007, the GP Board approved the grant of 2,000 restricted units under the MLP Plan to each of the Company’s non-management directors. The restricted units will settle with the delivery of MLP common units. These awards are subject to three year vesting, without a performance condition, and vest ratably on each anniversary of the grant.
     Awards under the MLP Plan may be made to employees, consultants and directors of Targa GP and its affiliates who perform services for the Partnership, including officers, directors and employees of Targa. The MLP Plan provides for the grant of restricted units, phantom units, unit options and substitute awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights, or DERs. Subject to adjustment for certain events, an aggregate of 1,680,000 MLP common units may be delivered pursuant to awards under the MLP Plan. However, units that are cancelled, forfeited or are withheld to satisfy Targa GP’s tax withholding obligations or payment of an award’s exercise price are available for delivery pursuant to other awards. The description of the MLP Plan contained herein is qualified in its entirety by reference to the MLP Plan, a copy of which is incorporated herein by reference to Exhibit 10.2 of the Partnership’s Registration Statement on Form S-1 (No. 333-138747), as amended. Copies of the form of Restricted Unit Grant Agreement and the Performance Unit Grant Agreement to be used in connection with awards under the MLP Plan are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE.
     On February 8, 2007, the Partnership announced that it had priced its initial public offering of 16,800,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

1.1	Underwriting Agreement, dated February 8, 2007, among Targa Resources Partners LP (the “Partnership”), Targa Resources, Inc. (“Targa”), Targa Resources GP LLC (“GP LLC”), Targa Resources Operating LP (“Operating LP”), Targa Resources Operating GP LLC (“Operating GP LLC”) and Citigroup Global Markets, Inc., Goldman Sachs & Co., UBS Securities LLC and Merrill Lynch, Pierce, Fenner and Smith, Incorporated, as representative of the several underwriters named therein.

10.1	Targa Resources Partners Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Registration Statement on Form S-1, as amended (No. 333-138747)).

10.2	Form of Restricted Unit Grant Agreement.

10.3	Form of Performance Unit Grant Agreement.

99.1	Targa Resources Partners, LP Press Release dated February 8, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
By:	Targa Resources GP LLC
its general partner

Dated: February 13, 2007	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated February 8, 2007, among Targa Resources Partners LP (the “Partnership”), Targa Resources, Inc. (“Targa”), Targa Resources GP LLC (“GP LLC”), Targa Resources Operating LP (“Operating LP”), Targa Resources Operating GP LLC (“Operating GP LLC”) and Citigroup Global Markets, Inc., Goldman Sachs & Co., UBS Securities LLC and Merrill Lynch, Pierce, Fenner and Smith, Incorporated, as representative of the several underwriters named therein.

10.1	Targa Resources Partners Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Registration Statement on Form S-1, as amended (No. 333-138747)).

10.2	Form of Restricted Unit Grant Agreement.

10.3	Form of Performance Unit Grant Agreement.

99.1	Targa Resources Partners, LP Press Release dated February 8, 2007.